Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	6,600.00
Total Transaction Valuation	47,791,444.48
Total Offset Amount	(0)
Net Fee	$ 6,600.00
Offset Table N/A	N/A